                                     BY-LAWS

                                       OF

                                WEST CORPORATION

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE 1.  STOCKHOLDERS......................................................3
   Section 1.1.  Annual Meetings..............................................3
   Section 1.2.  Special Meetings.............................................3
   Section 1.3.  Notice of Meetings...........................................3
   Section 1.4.  Adjournments.................................................3
   Section 1.5.  Quorum.......................................................3
   Section 1.6.  Organization.................................................4
   Section 1.7.  Voting; Proxies..............................................4
   Section 1.8.  Fixing Date for Determination of Stockholders
                 of Record....................................................4
   Section 1.9.  List of Stockholders Entitled to Vote........................5
   Section 1.10. Action by Consent of Stockholders............................5

ARTICLE 2.  BOARD OF DIRECTORS................................................6
   Section 2.1.  Number; Qualifications.......................................6
   Section 2.2.  Election.....................................................6
   Section 2.3.  Regular Meetings.............................................6
   Section 2.4.  Special Meetings.............................................6
   Section 2.5.  Telephonic Meetings Permitted................................6
   Section 2.6.  Quorum; Vote Required for Action.............................6
   Section 2.7.  Organization.................................................7
   Section 2.8.  Informal Action by Directors.................................7

ARTICLE 3.  COMMITTEES........................................................7
   Section 3.1.  Committees...................................................7
   Section 3.2.  Committee Rules..............................................7

ARTICLE 4.  OFFICERS..........................................................7
   Section 4.1.  Titles and Election..........................................7
   Section 4.2.  Duties.......................................................8
   Section 4.3.  Delegation of Authority......................................9
   Section 4.4.  Compensation.................................................9

ARTICLE 5.  RESIGNATIONS, VACANCIES AND REMOVALS..............................9
   Section 5.1.  Resignations.................................................9
   Section 5.2.  Vacancies....................................................9
   Section 5.3.  Removals....................................................10

ARTICLE 6.  STOCK............................................................10
   Section 6.1.  Certificates................................................10
   Section 6.2.  Lost, Stolen or Destroyed Stock Certificates................10

ARTICLE 7.  INDEMNIFICATION..................................................11
   Section 7.1.  Third Party Actions.........................................11
   Section 7.2.  Actions by or in the Right of this Corporation..............11

   Section 7.3.  Successful Defense..........................................11
   Section 7.4.  Determination of Conduct....................................12
   Section 7.5.  Payment of Expenses in Advance..............................12
   Section 7.6.  Indemnity Not Exclusive.....................................12
   Section 7.7.  Insurance Indemnification...................................12
   Section 7.8.  The Corporation.............................................12
   Section 7.9.  Employee Benefit Plans......................................13
   Section 7.10. Indemnity Fund..............................................13
   Section 7.11. Indemnification of Other Persons............................13
   Section 7.12. Savings Clause..............................................13
   Section 7.13. Continuation of Indemnification and Advancement
                 of Expenses.................................................13

ARTICLE 8.  MISCELLANEOUS....................................................14
   Section 8.1.  Fiscal Year.................................................14
   Section 8.2.  Seal........................................................14
   Section 8.3.  Waiver of Notice of Meetings................................14
   Section 8.4.  Interested Directors; Quorum................................14
   Section 8.5.  Form of Records.............................................15
   Section 8.6.  Amendment of By-laws........................................15

                           BY-LAWS OF WEST CORPORATION

                                   ARTICLE 1.

                                  STOCKHOLDERS

Section 1.1.  Annual Meetings

          The annual meeting of the stockholders of West Corporation (the "Corporation") shall be held on the last Tuesday in January in each year, or at such other time on such other day within the month as shall be fixed by the Board of Directors, for the purpose of electing Directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday, the meeting shall be held on the next succeeding business day.

Section 1.2.  Special Meetings

          Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, or by a committee of the Board of Directors which has been duly designated by the Board of Directors and whose powers and authority, as expressly provided in a resolution of the Board of Directors, include the power to call such meetings.

Section 1.3.  Notice of Meetings

          Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the certificate of incorporation or these By-laws, the written notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

Section 1.4.  Adjournments

          Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 1.5.  Quorum

          Except as otherwise provided by law, the Certificate of Incorporation or these By-laws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these By-laws until a quorum shall attend. Shares of its own stock belonging to the corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 1.6.  Organization

          Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by any Co-Chairman of the Board, if any, or in his absence by the President, or in his absence by the Secretary, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 1.7.  Voting; Proxies

          Except as otherwise provided by the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors of election unless so determined by the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote thereon which are present in person or by proxy at such meeting.

Section 1.8.  Fixing Date for Determination of Stockholders of Record

          In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; (2) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall not be more than sixty
(60) days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 1.9.  List of Stockholders Entitled to Vote

          The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

Section 1.10.  Action by Consent of Stockholders

          Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                   ARTICLE 2.

                               BOARD OF DIRECTORS

Section 2.1.  Number; Qualifications

          The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

Section 2.2.  Election

          At each annual meeting, the stockholders shall elect directors each of whom shall hold office for a term of one (1) year or until his successor is elected and qualified.

Section 2.3.  Regular Meetings

          Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

Section 2.4.  Special Meetings

          Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the President, the Secretary, the Treasurer or by any member of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four (24) hours before the special meeting.

Section 2.5.  Telephonic Meetings Permitted

          Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this By-law shall constitute presence in person at such meeting.

Section 2.6.  Quorum; Vote Required for Action

          At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these By-laws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 2.7.  Organization

          Meetings of the Board of Directors shall be presided over by one of the Co-Chairmen of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the President, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.8.  Informal Action by Directors

          Unless otherwise restricted by the Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

                                   ARTICLE 3.

                                   Committees

Section 3.1.  Committees

          The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it.

Section 3.2.  Committee Rules

          Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business.

                                   ARTICLE 4.

                                    Officers

Section 4.1.  Titles and Election

          (a) Generally. The officers of this Corporation shall be the President, the Secretary and the Treasurer, all of whom shall initially be elected as soon as convenient by the

Board of Directors and thereafter, in the absence of earlier resignations or removals, shall be elected at the first meeting of the Board of Directors following each annual meeting of stockholders. Each officer shall hold office at the pleasure of the Board of Directors except as may otherwise be approved by the Board of Directors, or until his or her earlier resignation, removal under these By-laws or other termination of his or her employment. Any person may hold more than one office if the duties can be adequately performed by the same person and to the extent permitted by the General Corporation Law of the State of Delaware.

          (b) Other Officers. The Board of Directors, in its discretion, may also at any time elect or appoint one or more Chairmen of the Board of Directors, a Vice Chairman of the Board, a Chief Executive Officer, a Chief Operating Officer, a Chief Financial Officer, and one or more Assistant Secretaries and Assistant Treasurers and such other officers as it may deem advisable, each of whom shall hold office at the pleasure of the Board of Directors, except as may otherwise be approved by the Board of Directors, or until his or her earlier death, resignation, retirement, removal or other termination of employment, and shall have such authority and shall perform such duties as may be prescribed or determined from time to time by the Board of Directors or in case of officers other than the Chairman of the Board, if not prescribed or determined by the Board of Directors, the President or the then senior executive officer may prescribe or determine. The Board of Directors may require any officer or other employee or agent to give bond for the faithful performance of his or her duties in such form and with such sureties as the Board may require.

Section 4.2.  Duties

          Subject to such limitations and other conditions as the Board of Directors may from time to time prescribe or determine, the following officers shall have the following powers and duties:

          (a) President. The President shall be charged with general supervision of the management and policies of the Corporation and shall have such other powers and perform such other duties as the Board of Directors may prescribe from time to time.

          (b) Secretary. The Secretary or in his or her absence an Assistant Secretary shall keep the minutes of all meetings of stockholders and of the Board of Directors and any committee thereof, give and serve all notices, attend to such correspondence as may be assigned to him or her, keep in safe custody the seal of the Corporation, and affix such seal to all such instruments properly executed as may require it, shall perform all of the duties commonly incident to his or her office and shall have such other duties and powers as may be prescribed or determined from time to time by the Board of Directors or by the President if the Board of Directors does not do so.

          (c) Treasurer. The Treasurer or in his or her absence an Assistant Treasurer, subject to the order of the Board of Directors, shall have the care and custody of the monies, funds, securities, valuable papers and documents of this corporation (other than his or her own bond, if any, which shall be in the custody of the President), and shall have, under the supervision of the Board of Directors, all the powers and duties commonly incident to his or her office. He or she shall deposit all funds of the Corporation in such bank or banks, trust company or trust companies, or with such firm or firms doing a banking business as may be designated by the Board of Directors or by the President if the Board of Directors does not do so. He or she may endorse for deposit or collection all checks, notes and similar instruments payable to this corporation or to its order. He or she shall keep accurate books of account of this corporation's transactions, which shall be the property of this corporation, and together with all of the property of this corporation in his or her possession, shall be subject at all times to the inspection and control of the Board of Directors. The Treasurer shall be subject in every way to the order of the Board of Directors, and shall render to the Board of Directors and/or the President of this corporation, whenever they may require it, an account of all his or her transactions and of the financial condition of the Corporation. In addition to the foregoing, the Treasurer shall have such duties as may be prescribed or determined from time to time by the Board of Directors or by the President if the Board of Directors does not do so.

          (d) Assistant Secretaries and Treasurers. Assistants to the Secretaries and Treasurers may be appointed by the President or elected by the Board of Directors and shall perform such duties and have such powers as shall be delegated to them by the President or the Board of Directors.

Section 4.3.  Delegation of Authority

          The Board of Directors may at any time delegate the powers and duties of any officer for the time being to any other officer, director or employee.

Section 4.4.  Compensation

          The compensation of the officers of this Corporation shall be fixed by the Board of Directors or a committee thereof, and the fact that any officer is a director shall not preclude such officer from receiving compensation or from voting upon the resolution providing the same.

                                   ARTICLE 5.

                      Resignations, Vacancies and Removals

Section 5.1.  Resignations

          Any director or officer may resign at any time by giving written notice thereof to the Board of Directors, the Chairman of the Board of Directors, the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; and unless otherwise specified therein or in these By-laws, the acceptance of any resignation shall not be necessary to make it effective.

Section 5.2.  Vacancies

          (a) Directors. Any vacancy in the Board of Directors caused by reason of death, disqualification, incapacity, resignation, removal, increase in the authorized number of directors or otherwise, may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each director so elected shall hold office until the expiration of the term of office of the director whom he has replaced or until his successor is elected and qualified.

          (b) Officers. The Board of Directors may at any time or from time to time fill any vacancy among the officers of this Corporation.

Section 5.3.  Removals

          (a) Directors. Any director or the entire Board of Directors may be removed only as provided by the Certificate of Incorporation and the General Corporation Law of Delaware.

          (b) Officers. Subject to the provisions of any validly existing agreement, the Board of Directors may at any meeting remove from office any officer, with or without cause, and may appoint a successor.

                                   ARTICLE 6.

                                      Stock

Section 6.1.  Certificates

          Every holder of stock shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President or Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by him in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

Section 6.2.  Lost, Stolen or Destroyed Stock Certificates

          The Corporation may issued a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

                                   ARTICLE 7.

                                 Indemnification

Section 7.1.  Third Party Actions

          The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director or officer of the Corporation, or that such director or officer is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture trust or other enterprise (collectively "Agent"), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Corporation, which approval shall not be unreasonably withheld) actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 7.2.  Actions by or in the Right of this Corporation

          The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was an Agent against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

Section 7.3.  Successful Defense

          To the extent that an Agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 7.1 and 7.2, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

Section 7.4.  Determination of Conduct

          Any indemnification under Sections 7.1 and 7.2 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that the indemnification of the Agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 7.1 and 7.2. Such determination shall be made (1) by the Board of Directors or an executive committee by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

Section 7.5.  Payment of Expenses in Advance

          Expenses incurred in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article 7.

Section 7.6.  Indemnity Not Exclusive

          The indemnification and advancement of expenses provided or granted pursuant to the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

Section 7.7.  Insurance Indemnification

          The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was an Agent of the Corporation, or is or was serving at the request of the Corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article 7.

Section 7.8.  The Corporation

          For purposes of this Article 7, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors and officers, so that any person who is or was a director or Agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under and subject to the provisions of this Article 7 (including, without limitation, the provisions of Section 7.4) with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

Section 7.9.  Employee Benefit Plans

          For purposes of this Article 7, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article 7.

Section 7.10.  Indemnity Fund

          Upon resolution passed by the Board of Directors, the Corporation may establish a trust or other designated account, grant a security interest or use other means (including, without limitation, a letter of credit), to ensure the payment of certain of its obligations arising under this Article 7 and/or agreements which may be entered into between the Corporation and its officers and directors from time to time.

Section 7.11.  Indemnification of Other Persons

          The provisions of this Article 7 shall not be deemed to preclude the indemnification of any person who is not an Agent, but whom the Corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware or otherwise. The Corporation may, in its sole discretion, indemnify an employee, trustee or other agent as permitted by the General Corporation Law of the State of Delaware. The Corporation shall indemnify an employee, trustee or other agent where required by law.

Section 7.12.  Savings Clause

          If this Article 7 or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Agent against expenses (including attorney's fees), judgments, fines and amounts paid in settlement with respect to any action, suit, proceeding or investigation, whether civil, criminal or administrative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the corporation, to the full extent permitted by any applicable portion of this Article 7 that shall not have been invalidated, or by any other applicable law.

Section 7.13.  Continuation of Indemnification and Advancement of Expenses

          The indemnification and advancement of expenses provided by, or granted pursuant to, this Article 7 shall, unless otherwise prided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                   ARTICLE 8.

                                  Miscellaneous

Section 8.1.  Fiscal Year

          The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

Section 8.2.  Seal

          The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors. Unless otherwise required by applicable law, the corporate seal shall not be required on any instrument to be filed by, or on behalf of, this Corporation with any government or political subdivision thereof, or any agency or instrumentality of government, or on any contract to which this corporation is a party or otherwise bound.

Section 8.3.  Waiver of Notice of Meetings

          Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting of stockholders, directors or a committee of directors shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

Section 8.4.  Interested Directors; Quorum

          No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum: or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

Section 8.5.  Form of Records

          Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

Section 8.6.  Amendment of By-laws

          These By-laws may be altered or repealed, and new by-laws made, by the Board of Directors, but the stockholders may make additional by-laws and may alter and repeal any by-laws whether adopted by them or otherwise.